UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street 10th Floor New York, NY		10013
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Olo Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting, virtually or by proxy, were stockholders who held 145,714,261 shares of common stock of the Company, representing approximately 91.19% of the voting power of the shares of common stock of the Company as of the close of business on April 21, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2023.

1.To elect three Class II directors: Lee Kirkpatrick, Daniel Meyer, and Colin Neville, each to hold office until the Company’s annual meeting of stockholders in 2026;

2.To ratify the selection by the audit committee of the Company’s board of directors (the “Board”) of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers; and

4.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.Election of Directors

Nominee	For	Withhold	Broker Non-Vote
Lee Kirkpatrick	608,953,276	2,599,258	8,603,442
Daniel Meyer	581,651,798	29,900,736	8,603,442
Colin Neville	599,057,311	12,495,223	8,603,442

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2026.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
619,838,136	166,444	151,396

Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3. Approval, on a Non-Binding Advisory Basis, the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
611,155,620	15,669	313,033	68,212	8,603,442

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the Company’s named executive officers should be submitted to stockholders every year.

Consistent with the voting results and the Board’s recommendation, the Company has determined that it will hold future non-binding advisory votes on the compensation of the Company’s named executive officers annually, until the matter is again submitted to the Company’s stockholders for a vote.

4. Approval, on a Non-Binding Advisory Basis, the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Vote
596,658,087	14,725,686	168,761	8,603,442

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLO INC.
Dated: June 21, 2023

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)